Exhibit 99.1

                              PACIFIC STATE BANCORP

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Pacific State Bancorp (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on August 2, 2002 (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


    /s/ Steven A. Rosso                                    Date: August 12, 2002
    -------------------------------------
    Steven A. Rosso
    President and Chief Executive Officer


    /s/ Carmela Johnson                                    Date: August 12, 2002
    --------------------------------------
    Carmela Johnson
    Executive Vice President and
    Chief Financial Officer


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